LEASE AGREEMENT

                          Dated: ________________, 1997

                                 By and Between

                             CARL MASSARO ("Lessor")

                                       and

                      AJAX MANUFACTURING COMPANY ("Lessee")

                            Premises: 32 Valley Road
                                      Hillsborough, New Jersey

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Term...................................................................  2
2.   Rental.................................................................  2
3.   Taxes and Assessments..................................................  4
4.   Fire Insurance.........................................................  7
5.   Indemnity: Public Liability Insurance:
     Environmental Matters..................................................  8
6.   Destruction of Improvements............................................ 17
7.   Condition of Premises and Repairs...................................... 18
8.   Utilities.............................................................. 21
9.   Mechanics' and Other Liens............................................. 21
10.  Personal Property and Trade Fixtures................................... 22
11.  Peaceful Possession and Use of Premises................................ 23
12.  Default................................................................ 23
13.  Condemnation........................................................... 27
14.  Notices and Demands.................................................... 29
15.  Subordination.......................................................... 30
16.  Binding Effect:  Assignment and Subletting............................. 31
17.  Surrender on Expiration of Term and Holding Over....................... 32
18.  Representations, Warranties and Covenants.............................. 33
19.  Transfer of Lessor's Interest.......................................... 34
20.  Option to Purchase..................................................... 34
21.  General................................................................ 37
22.  Disposal of Lessee's Property.......................................... 40

                                    EXHIBITS

                          Exhibit "A" Legal Description
                          Exhibit "B" Permitted Exceptions

                                 LEASE AGREEMENT

         THIS AGREEMENT is dated as of the _____ day of ________, 1997, by and between CARL MASSARO (hereinafter called "Lessor"), having an address at 1511 Casey Key Drive, Punta Gorda, Florida 33950 and AJAX MANUFACTURING COMPANY, a New Jersey corporation (hereinafter called "Lessee"), having an address at 321 Valley Road, Hillsborough Township, New Jersey 08876-4056.

                              W I T N E S S E T H:

         Lessee desires to lease from Lessor and Lessor desired to lease to Lessee, subject to the terms, provisions and conditions hereinafter set forth, the property described on Exhibit "A" attached hereto, together with all buildings, structures, facilities and other improvements located thereon, and all appurtenances thereto, said premises, improvements, facilities and appurtenances being hereinafter collectively referred to as the "Leased Premises", more commonly known as 32 Valley Road, Hillsborough, New Jersey. This Lease is the Lease referred to in Section 14.15 of the Stock Purchase Agreement dated __________, 1997 to which, Lessor and Lessee are parties (the "Purchase Agreement").

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which hereby acknowledged, and in consideration of the covenants of payment and performance stipulated herein, the parties hereto agree as follows:

         1. Term.

                  (a) Lessee hereby leases from Lessor and Lessor hereby leases to Lessee the Leased Premises, for a term commencing as of the ___ day of ________, 1997 (the "Effective Date"), and continuing in effect for a period of five (5) years, provided that if the term commences on a day other than the first day of a month, then the term shall extend for such fractional month (the "Initial Term"), upon which date this Lease shall terminate unless extended as provided in Section 1(b), unless sooner terminated under the provisions hereof.

                  (b) Provided this Lease is then in effect and Lessee is not then in default hereunder, Lessee may extend the term of this Lease for four (4) additional five-year periods (each, a "Renewal Term") on the same terms and conditions as are then in effect (except that the rent shall be increased in accordance with Section 2(b)), by giving Lessor written notice of Lessee's exercise of each option at least six (6) months before the expiration of the then current term.

         2. Rental.

                  (a) In consideration of the use and possession of the Leased Premises, Lessee agrees to pay to Lessor base rent ("Base Rent") in the amount of $50,000.00 per month commencing on the Effective Date, and in advance on the first day of each succeeding month thereafter through the end of the Initial Term, without any deduction or offset and without any previous demand therefor. Any installment of Base Rent or additional payments due by Lessee hereunder that are not paid within five (5) days after the due date, shall bear a late charge equal to five percent (5%) of the amount due, and such amount shall be payable without demand simultaneously with the rent arrearage or other payment. Any amount owed Lessor by Lessee which is not paid when due shall bear interest from the due date of such amount until paid at a annum rate equal to three percent (3%) in excess of the Prime Rate of interest as set forth from time to time in the Money Rates Section of the Wall Street Journal. Should the term of this Lease commence on a day other than the first day of a calendar month, Lessee shall only pay Lessor, for such initial month, proportion of said monthly rental based on the number of days from the Effective Date to the end of such month. All rental payments shall be due and payable at the address specified below to which notices are to be given to Lessor or at such other place as Lessor may, from time to time, designate by notice to Lessee.

                  (b) If Lessee elects to extend this Lease pursuant to Section 1(b), the them Base Rent for each Renewal Term shall be subject to adjustment at the commencement of each Renewal Term by adding to the Base Rent for the immediately preceding month (the "Preadjustment Base Rent"), an amount determined by multiplying the Preadjustment Base Rent by the percentage increase in the Consumer Price Index ("CPI") during the preceding five (5) year term (the "Term"), measured by reference to the index for the first month of the applicable Term and the index in effect for the last month of such Term. For purposes of this Section, the term CPI shall be defined as the Consumer Price Index for Urban Wage Earners (1982-84 = 100) as published in the United States Bureau of Labor Statistics (or successor index) for the smallest statistical subdivision containing the Leased Premises. Notwithstanding the foregoing, in no event shall the Base Rent be adjusted downwards.

         3. Taxes and Assessments.

                  (a) In addition to the rental payments specified above, Lessee agrees to pay, as additional rent, all Real Estates Taxes (as hereafter defined) which may be levied or assessed against, upon or with respect to the Leased Premises by any state, county, city or any other governmental agency or taxing authority at any time or times, throughout the term of this Lease, and all such taxes and assessments for the years in which the term of this Lease begins or terminates shall be apportioned and adjusted between Lessor and Lessee on the basis of the number of days in such year during which this Lease was effective. Assessments shall be payable in installments, as permitted by the applicable governmental taxing authority, and Lessee shall be responsible only for such installments, or portions thereof, allocable for periods falling during the term of this Lease. Lessor shall furnish to Lessee all bills for Real Estate Taxes promptly upon receipt from the applicable governmental taxing authority, along with Lessor's computations of the amount due if the taxes and assessments on the bill relate to both the Leased Premises and other property. Lessee shall remit to Lessor for payment the amount of the Real Estate Taxes then due as per the bill and/or the computation provided by

Lessor. Lessor shall promptly provide Lessee with copies of receipts for tax payments or other satisfactory evidence of payment of the Real Estate Taxes, provided that the Lessee has paid Lessor the Real Estate Taxes for which receipts or other evidence of payment have been requested. Upon failure of Lessee to make such payments to Lessor in the amount of the Real Estate Taxes, Lessor may (but shall not be obligated to) make payment thereof and charge the same to Lessee as additional rent.

                  (b) Lessee shall likewise pay to the applicable governmental taxing authority all taxes and assessments which may be lawfully charged, assessed or levied upon or with respect to any trade fixtures, equipment or other property of Lessee situated in or upon the Leased Premises at any time or times, and all license fees, sales and use taxes which may be lawfully imposed upon or with respect to the business or operations of Lessee in or upon the Leased Premises at any time or times.

                  (c) All such Real Estate Taxes as are to be paid by Lessee, whether such payment is to be made to Lessor pursuant to Section 3(a) or directly to the applicable governmental taxing authority pursuant to Section 3(b), shall be paid prior to the time when the same become delinquent, provided only that if Lessee considers any such tax or assessment to be excessive, invalid or illegal (in whole or in part), Lessee may defer payment thereof or compliance therewith to the extent permitted by the laws or regulations of the applicable governmental taxing authority, so long as the validity or amount thereof is contested by Lessee in good faith and Lessee's occupancy of the Leased Premises is not disturbed thereby and no tax lien or liens will be placed against the Leased Premises on account thereof and no tax lien foreclosure sale of any part of, or interest in, the Leased Premises is permitted to be held or conducted on account thereof. Any such contest shall be at Lessee's sole cost and expense, and upon conclusion or abandonment of any such contest, Lessee shall promptly make payment of such taxes and assessments to the extent the same shall then be due and payable.

                  (d) The term "Real Estate Taxes" shall mean all real property taxes and assessments, special or otherwise, without discounts and personal property taxes, charges and assessments, which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the Leased Premises and any improvements, fixtures and equipment and all other property of Lessor, real or personal, located on the Leased Premises or any building thereon and used in connection with the operation of the Leased Premises or any buildings, and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes, and any license fees, tax measured by or imposed upon rents, or other tax or charge upon Lessor's business of leasing the Leased Premises, but shall not include any federal, state or municipal income franchise, estate or transfer taxes. Should the State of New Jersey, or any political subdivision thereof, or any governmental authority having jurisdiction over the Leased Premises, impose a tax assessment or charge a fee which Lessor shall be required to pay wholly or partially in substitution for (or in addition) any of the above Real Estate Taxes, all such taxes, assessments, fees or changes shall be deemed to constitute Real Estate Taxes hereunder. In the event that Real Estate Taxes are assessed by a governmental authority on property which includes both the Leased Premises and other property (collectively the "Assessment Parcel"), the Real Estate Taxes shall be an amount equal to (i) the taxes, assessments and charges specifically identifiable with the improvements, fixtures, equipment and other property on the Leased Premises, or in the absence of specific identification of the taxes, assessments and charges attributable to said property, an amount which Lessor reasonably determines to be attributable thereto, plus (ii) Lessee's Proportionate Share of the excess of the total taxes, assessments and charges of the Assessment Parcel over said amount determined in clause (i). For purposes of this Section 3, Lessee's Proportionate Share shall be the same ratio as the acreage of the Leased Premises bears to the total acreage of the Assessment Parcel.

         4. Fire Insurance.

                  (a) Lessee agrees, at Lessee's sole cost and expense, to obtain and maintain in force during the term of this Lease, fire and extended coverage insurance with respect to the buildings and improvements constituting a portion of the Leased Premises, in an amount not less than the full insurable value thereof, upon terms and conditions reasonably acceptable to the Lessor.

                  (b) Such insurance shall be secured and maintained through solvent, responsible insurance companies, authorized to do business in the State of New Jersey, approved by Lessor, in Lessor's reasonable discretion, with all losses under such insurance to be payable to Lessor for application as hereinafter provided. Prior to entering into possession of the Leased Premises, Lessee agrees to furnish and thereafter maintain with Lessor certificates of such insurance stating that the above insurance is in force and that the same will not be materially amended, canceled or not renewed without thirty (30) days' advance written notice to Lessor and to any mortgagee named in an endorsement thereto, and Lessee shall furnish to Lessor renewals thereof at least fifteen (15) days prior to expiration.

         5. Indemnity: Public Liability Insurance:
            Environmental Matters.

                  (a) Lessee covenants and agrees to indemnify and save Lessor harmless from each and every loss, cost, damage, liability, penalty, claim, charge and expense, including reasonable attorneys' fees ("Loss"), which may be imposed upon or incurred by or asserted against Lessor and/or Lessor's agents, servants or employees by reason of any of the following which shall occur during the term of this Lease:

                           (i) Lessee's use of the Leased Premises;
                           (ii) the conduct of Lessee's business;
                           (iii) any work or act done in, on or about the Leased
Premises or any part thereof at the direction of Lessee, its agents, contractors, subcontractors, servants, employees, licensees or invitees;

                           (iv) any negligence or other wrongful act or omission
on the part of Lessee or any of its agents, contractors, subcontractors, servants, employees, licensees or invitees;

                           (v) any  accident,  injury or damage to any person or
property incurring in, on or about the Leased Premises or any part thereof, unless caused by the gross negligence or willful misconduct of Lessor, Lessor's agents, contractors, subcontractors, licensees, invitees, servants, or employees; and

                           (vi) any misrepresentation by Lessee under this Lease
or any failure on the part of Lessee to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

                  (b) During the term of this Lease, Lessee agrees to secure and maintain in full force, with respect to the Leased Premises and Lessee's use thereof, commercial general liability insurance with limits of not less than $2,000,000 with respect to bodily injury or death of any one person; nor less than $5,000,000 with respect to bodily injury or death of any number of persons in any one accident; nor less than $2,000,000 with respect to property damage in any one accident with limits, terms and conditions substantially the same as those applicable to such insurance in effect immediately prior to the Effective Date. In addition to the foregoing, Lessee shall also be responsible, at

Lessee's own cost, to keep and maintain (i) insurance in respect of and covering Lessee's own furniture, furnishings, equipment and other personal property, all insured for the replacement cost thereof, against all risks and hazards, including but not limited to sprinkler and leakage and theft and other perils which Lessor deems reasonably necessary, and (ii) workers' compensation insurance with respect to and covering all employees of Lessee at the statutory limits.

                  (c) Such insurance shall be secured and maintained through solvent, responsible insurance companies, authorized to do business in the State of New Jersey, and approved by Lessor, in Lessor's reasonable discretion. Each such insurance policy shall name Lessor as an additional insured and, prior to entry into possession of the Leased Premises, Lessee agrees to furnish and thereafter maintain with Lessor certificates of insurance stating that the above insurance is in force and that same will not be materially amended, canceled or not renewed without thirty (30) days' advance written notice to Lessor, and to any mortgagee named in an endorsement thereto, and Lessee shall furnish to Lessor renewals thereof at least fifteen (15) days prior to expiration. The liability insurance obtained by Lessee hereunder shall be primary and non-contributory, contain cross-liability endorsements and insure Lessor against Lessee's performance under Section 5(a) hereof.

                  (d) As material part of the consideration to Lessor, Lessee assumes all risk of damage to property or injury to persons in or about the Leased Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor, except for any claim arising out of Lessor's gross negligence or willful misconduct.

                  (e) (i) Lessor shall not be liable to, and shall not be obligated to indemnify Lessee for any liability, loss, claim, damage or expense, including, but not limited to, reasonable attorneys' and experts' fees, clean-up or other remediation costs and fees, and governmental fines ("Costs"), arising out of or in connection with the existence of any toxic or hazardous materials, pollutants, contaminants or hazardous wastes ("Hazardous Materials") existing on the Leased Premises in violation of any Environmental Law, as defined hereinafter, as of the Effective Date, except as otherwise provided in, and limited by, the terms of the Purchase Agreement. Lessee hereby indemnifies, agrees to defend and shall hold Lessor harmless from and against all Costs which arise during or after the term arising out of or in connection with the existence of any Hazardous Materials introduced to the Leased Premises or any Release (as defined below) of any Hazardous Materials by Lessee or its agents, contractors, employees or from sources within Lessee's reasonable control in violation of any Environmental Law. As used herein, the term "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment of any Hazardous Material in contravention of any Environmental Law.

                           (ii)  The term  "Environmental  Law"  shall  mean any
federal, state or Environmental, local, statute, act, law, ordinance, rule, regulation or order pertaining to the environment whether now or hereafter enacted and whether or not listed in this definition, including but not limited, to the following:

                                    (A) The Comprehensive Environmental Response
Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 as amended by the Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499, 100 Stat 1613 1986)("SARA");

                                    (B) The Resource  Conservation  and Recovery
Act, 42 U.S.C. Section 6901 et seq. ("RCPA");

                                    (C) Toxic Substances  Control Act, 15 U.S.C.
Section 2601 ("TSCA");

                                    (D) The Clean Water Act,  33 U.S.C.  Section
407, et seq. ("CWA");

                                    (E) The  Clean Air Act,  42  U.S.C.  Section
7901, et seq. ("CAA");

                                    (F) The New Jersey  Industrial Site Recovery
Act, N.J.S.A. 13:1K-6, et seq. ("ISRA"); and

                                    (G) Any  similar  statute,  law,  ordinance,
rule, regulation or order adopted in the jurisdiction in which the Leased Premises is located at any time whether before or after the execution of this Lease.

                           (iii) All alterations  made in the Leased Premises by
Lessor, Lessee or any other tenant of the Leased Premises shall be in accordance with and shall comply with all Environmental Laws and the requirements of the Environmental Protection Agency ("EPA") and any state, county, municipal or other agency having authority to enforce any Environmental Law ("Enforcement Agency").

                           (iv)  If any  statues,  laws,  ordinances,  rules  or
regulations are promulgated at any time after the date of execution of this Lease for the removal, abatement or containment of Hazardous Materials in the Leased Premises or any portion of the Leased Premises and, in the reasonable judgment of Lessor, it is hazardous for the Lessee to remain in the Leased Premises during such removal, abatement or containment of the Hazardous Materials, Lessee shall vacate the Leased Premises or that portion of the Leased Premises that is hazardous and, provided that such condition did not result from Lessee's acts, omissions or operations, the Base Rent shall be abated proportionately for the period of time in which Lessee's use of such portion of the Leased Premises has been interrupted.

                           (v) Lessee shall not intentionally or unintentionally
use, store, handle, spill, discharge or cause or permit any Release of any Hazardous Materials at or in the vicinity of the Leased Premises, other than in compliance with all Environmental Laws.

                           (vi) Lessee  represents  that its SIC number is ____.
At any time during the term of this Lease, Lessee shall supply to Lessor affidavits of an officer of Lessee setting forth Lessee's SIC number and describing in detail the operations and processes undertaken by Lessee at the Leased Premises. Such affidavits shall include a certification that no Hazardous Materials are generated, used, stored, handled or disposed of at the Leased Premises or shall state the nature of any such substance and the methods used in handling the same in reasonable detail, including a demonstration (accompanied by reasonable documentary evidence, e.g., copies of any permits or licenses issued by any Enforcement Agency) that such use and handling complies with Environmental Laws. Such affidavits shall be delivered to Lessor within ten (10) days after request therefor.

                           (vii)  Within ten (10)  business  days after  request
therefor, Lessee shall provide all information requested from time to time by Lessor, or by any Enforcement Agency for the preparation of notices, submissions or affidavits (including, without limitation, Non-applicability Affidavit, de Minimis Quantity Exemption Application, Limited Conveyance Application or Administrative Consent Order). Within ten (10) days after request therefor, Lessee shall execute and deliver any document reasonably required in order to comply with any Environmental Law.

                           (viii)  Each of  Lessor  and  Lessee  shall  promptly
deliver to the other copies of all notices made by it to, or received by it, from any Enforcement Agency or from the United States Occupational Safety and Health Administration concerning environmental matters or Hazardous Materials at the Leased Premises. Lessee shall notify Lessor in advance of all meetings (including telephone conferences) scheduled between Lessee or

Lessee's representative and any Enforcement Agency, and Lessor and Lessor's representative shall have the right, without the obligation, to attend and participate in all such meetings.

                           (ix) At any time  throughout  the term of this  Lease
and any extension thereof, Lessor may during normal business hours cause an inspection to be made of the Leased Premises and its surrounding area for the purpose of determining whether any Hazardous Materials are present thereon or on the surrounding area.

                           (x)  Notwithstanding  any  provision  hereof  to  the
contrary, Lessee shall, at Lessee's expense, comply with ISRA and all other Environmental Laws; provided however, that Lessor shall be responsible for the cost of any compliance caused by or arising out of or in connection with any breach of Lessor's warranties and representations herein, Lessor's use and occupancy of the Leased Premises (provided, however, that Lessee's use of the same premises prior to the commencement of this Lease shall not be imputed to Lessor), and any acts which are at Lessor's discretion required to be performed by Lessee. Without limiting the generality of the foregoing, Lessee shall, at Lessee's own expense, make all submissions to, provide all information to, and comply with all requirements of, the New Jersey Department of Environmental Protection ("DEP"), including any notifications and other filings required as a result of any closing, terminating or transferring of operations of an industrial establishment at the Leased Premises pursuant to ISRA, or any other event requiring notification to the DEP pursuant to N.J.A.C. 7:26B-1.6 (or any successor regulation), whether triggered by Lessor or Lessee (except as otherwise provided or limited by this paragraph). Should the DEP or any Enforcement Agency determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges or other Release of Hazardous Materials at or from the Leased Premises, or otherwise arising from Lessee's occupancy of the Leased Premises or the conduct of its business, which occur during the term of this Lease, then Lessee shall at Lessee's own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans. If the Leased Premises are not an industrial establishment within the meaning of ISRA, then prior to the termination of the Lease, Lessee shall, at its own expense, obtain and provide to Lessor a letter of non-applicability or de minimis quantity exemption from the DEP. Lessee shall provide Lessor with copies of all notifications, cleanup plans, financial assurances and other submissions to the DEP or any Enforcement Agency prior to submitting them and such submissions shall be subject to Lessor's approval.

                           (xi) Lessee further covenants that,  without Lessor's
prior written consent, Lessee shall not install or use any underground storage tank on the Leased Premises if such installation or use would be subject to regulation under the Underground Storage of Hazardous Substances Act (N.J.S.A. 58:10A-21 et seq.).

                           (xii) Lessee's  obligations  under this section shall
survive the expiration or earlier termination of this lease.

In addition to any other remedies available to Lessor as a result of Lessee's failure to abide by the terms of this section, Lessor shall be entitled to a temporary or permanent injunction.

         6. Destruction of Improvements.

                  If the improvements which constitute a portion of the Leased Premises shall be damaged by fire or other casualty, then Lessee shall immediately notify Lessor. Within 10 days of its receipt of such notice, Lessor shall give a notice to Lessee ("Lessor's Damage Notice") stating whether, in Lessor's reasonable opinion, such damage can be repaired from the insurance proceeds alone within 180 days after receipt of all necessary permits for repair of the damaged improvements (the "Repair Permits"). If Lessor's Damage Notice states that such damage cannot be so substantially repaired from the insurance proceeds within said 180 day period, then Lessee alone during the Initial Term or any Renewal Term may terminate this Lease by written notice to the Lessor within thirty (30) days of the date of Lessor's Damage Notice. If this Lease is not terminated as provided herein, then: (i) Lessor shall diligently endeavor to obtain the Repair Permits; and (ii) from the insurance proceeds paid to Lessor under the insurance policies provided herein, then; (i) Lessor shall diligently endeavor to obtain the Repair Permits; and (ii) from the insurance proceeds paid to Lessor under the insurance policies provided herein to be carried by Lessee, and, to the extent such insurance proceeds are not sufficient to complete such repair and reconstruction, from additional funds supplied by Lessee (and not by Lessor), Lessee shall diligently endeavor to substantially complete the repair and reconstruction of the Leased Premises to substantially the same condition existing immediately prior to such damage or destruction within 180 days after the later of receipt of the Repair Permits or receipt of such insurance proceeds. If this Lease is not terminated by Lessee as provided herein, then until the repair and reconstruction of the Leased Premises is substantially complete, Lessee shall be required to pay the Base Rent and other amounts payable by Lessee hereunder only for the portion of the Leased Premises that is usable while such repairs and reconstruction are being made.

         7. Condition of Premises and Repairs.

                  (a) Lessee shall not make any structural alterations to the improvements constituting a portion of the Leased Premises without the prior written consent of Lessor which consent shall not be unreasonably withheld, conditioned or delayed. Lessee is authorized to make such changes and additions which are not structural alterations provided Lessee first obtains Lessor's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Such alterations, changes or additions as may be made by Lessee shall be at Lessee's expense, shall be completed in a good and workmanlike manner, shall be constructed in accordance with all applicable laws and building codes and in a manner so as not to structurally impair the improvements comprising any portion of the Leased Premises. All permanent improvements and fixtures (except trade fixtures) installed by Lessee shall become and remain the property of Lessor, except as hereinafter provided.

                  (b) Lessee shall, at its own cost, keep and maintain the Leased Premises (including but not limited to the landscaping, the parking area, the roof and all heating, air-conditioning, plumbing, electrical and mechanical system) in good order and repair during the term of this Lease; provided, that Lessee shall not be responsible for such repairs which are the responsibility of Lessor as provided in Section 7(c). Lessee shall maintain the Leased Premises at its own expense in a clean, orderly and sanitary condition free of insects, rodents, vermin and other pests and shall not permit undue accumulation of garbage, trash, rubbage and other refuse, but shall remove the same at its own expense, and shall keep such refuse in proper containers prepared for collection. Lessee further covenants that Lessee will:

                           (i) promptly replace at its own expense with glass or
like, kind and quality any plate glass, door or window glass on or in the Leased Premises which may become cracked or broken;

                           (ii)  not  cause  or  permit  objectionable  odors to
emanate or be dispelled from the Leased Premises;

                           (iii)  keep  the  improvements   which  constitute  a
portion of the Leased Premises at a temperature sufficiently high to prevent the freezing of water and pipes and fixtures;

                           (iv) not burn any trash or  garbage of any kind in or
about the Leased Premised;

                           (v) keep the Leased Premises free of snow and ice and
maintain all landscaping and outdoor areas; and

                           (vi)  comply  with all laws  and  ordinances  and all
rules and regulations of governmental authorities and all recommendations of the Association of Fire Underwriters with respect to the use or occupancy of the Leased Premises by Lessee; and supply, maintain, repair and replace for the Leased Premises at the Lessee's own cost and expense, and fire extinguishers or other fire prevention equipment and safety equipment required by the aforementioned rules and regulations throughout the Initial Term and any Renewal Term; provided, however, that Lessee shall not be required to make any repairs, alterations or improvements to the Leased Premises or install or replace any fire extinguishers or other fire prevention and safety equipment unless such items are necessitated by Lessee's use of the Leased Premises.

                  (c) Lessor shall, at its own cost and expense, keep and maintain in good order and repair all exterior and load-bearing walls and building foundations, and shall make all necessary structural repairs to said walls and foundations and Lessee shall, at its own cost and expense keep and maintain in good order and repair all structural alterations made by Lessee in accordance with Section 7(a), including but not limited to such repairs, required by any governmental authority having jurisdiction, any order of a court, or any insurance policy covering the Leased Premises. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be in writing to Lessor at the address set forth in Section 14. Notwithstanding the foregoing, in no event shall Lessor be responsible to make any repair or replacement necessitated by Lessee's negligence, which repair and replacement shall be promptly made by Lessee at its sole cost and expense.

         8. Utilities.

                  Lessee agrees to pay when due all proper charges for all utility services furnished to the Leased Premises during the term hereof. Lessee shall pay all utility bills directly to the appropriate utility companies. Lessee shall arrange for all utilities supplied to the Leased Premises to be billed directly to Lessee. Lessor, at its own cost, shall provide for all utility services to be available to the Leased Premises.

         9. Mechanics' and Other Liens.

                  No work performed by Lessee pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Lessor so that no mechanics' or other liens shall be allowed against the estate of Lessor by reason of any consent given by Lessor to Lessee to improve the Leased Premises. Lessee shall place such contractual provisions as Lessor may reasonably request in all contracts and subcontracts for any work contracted by Lessee, assuring Lessor that no mechanics' liens will be asserted against Lessor's interest in the Leased Premises. If any mechanics or other liens shall at any time be filed against the Leased Premises by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Lessee or to anyone holding the Leased Premises through or under Lessee, and regardless of whether any such lien is asserted against the interest of Lessor or Lessee, Lessee shall within 30 days cause the same to be discharged of record, or bonded to the reasonable satisfaction of Lessor. If Lessee shall fail to cause such lien forthwith to be so discharged or bonded after being notified of the filing thereof, then in addition to any other right or remedy of Lessor, Lessor may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Lessor, including reasonable attorneys' fees incurred by Lessor either in defending against such lien or in procuring the bonding or discharge of such lien, shall be due and payable by Lessee and Lessor as additional rent hereunder.

         10. Personal  Property and Trade  Fixtures.

                  Provided the Lessee is not then in default hereunder, upon the expiration of the term of this Lease or earlier termination thereof for any cause, Lessee shall have the right to remove from the Leased Premises any and all of Lessee's personal property, including, but not limited to, all equipment and any and all trade fixtures used in the conduct of business on the Leased Premises theretofore placed thereon, whether or not such property be attached to the Leased Premises. In the event Lessee removes any such equipment and/or trade fixtures, Lessee agrees to repair any resulting damage to the Leased Premises.

         11.      Peaceful Possession and Use of Premises.

                  (a) Subject to the terms and provision hereof, Lessor agrees that Lessee, having paid the rent and duly performed all of its obligations contained herein, shall and may peaceably and quietly have, hold and enjoy the Leased Premises during the full term of this Lease. During the term of this Lease, Lessee may use the Leased Premises for any type of lawful business operation. Lessee warrants and covenants, however, that no business will be conducted on the Leased Premises which will violate any law or ordinance now or hereafter in force or which will violate the provisions of any insurance policy on the Leased Premises.

                  (b) Lessor, upon reasonable prior notice to Lessee, shall have free access to the Leased Premises during normal business hours for the purpose of making inspections or repairs or showing the Leased Premises to any prospective buyer or tenant.

         12. Default.

                  (a) Each of the following shall constitute an "Event of Default":

                           (i)  The  Base  Rent  or  any  money   payments   due
hereunder, including but not limited to taxes, or any part thereof, shall remain unpaid after the same becomes due for a period of ten (10) days after notice from Lessor to Lessee; or

                           (ii)  The  entry of an order  for  relief  by a court
having jurisdiction in a case under the Bankruptcy Code in which Lessee is a debtor, or any other similar order is entered under applicable state law, if such decree or order shall have remained undischarged for a period of sixty (60) days; or a decree or order of court shall have been entered for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of the Lessee or its property or for the winding up or liquidation of its affairs; or Lessee shall file a petition under the Bankruptcy Code seeking an order for relief or shall make an assignment for the benefit of Lessee's creditors or admit in writing Lessee's inability to pay the debts of Lessee generally as they become due; or the sale of Lessee's interest in the Leased Premises under attachment, execution or similar legal process; or

                           (iii)  Lessee  shall fail to fulfill or  perform,  in
whole or in part, any of its non-monetary obligations under this Lease and such failure or nonperformance shall continue for a period of thirty (30) days after notice from Lessor to Lessee; provided that if Lessee commences to correct any such failure or nonperformance within such thirty (30) day period and thereafter diligently endeavors to correct same to completion, such thirty (30) day period shall be automatically extended by the amount of time reasonably necessary to so complete the correction.

                  (b) Upon the occurrence of any Event of Default, Lessor shall have the right (in addition to all other rights and remedies at law and in equity) to do any one or more of the following:

                           (i)  Termination of Lease.  Lessor may terminate this
Lease, by written notice to Lessee, without any right by Lessee to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. Upon such termination, Lessee shall immediately surrender possession of the Leased Premises to Lessor, and Lessor shall immediately become entitled to receive from Lessee an amount equal to the aggregate of all Base Rent and other payments which then remain due to Lessor but unpaid by Lessee.

                           (ii)  Reletting.  With or  without  terminating  this
Lease, as Lessor may elect, Lessor may re-enter and repossess the Leased Premises, or any part thereof, and lease them to any other person upon such terms as Lessor shall deem reasonable, for term within or beyond the Term; provided, that any such reletting prior to termination shall be for the account of Lessee, and Lessee shall remain liable for (i) Base Rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Lessee after deducting from such proceeds all of Lessor's expenses, including reasonable attorneys' fees and expenses, employees' expenses, alteration costs, expenses of preparation for such reletting and all costs and expenses, direct or indirect, incurred as a result of Lessee's breach of this Lease, other than expenses for which Lessor is responsible hereunder. If the Leased Premises are, at the time of default, sublet or leased by Lessee to others, Lessor may, as Lessee's agent, collect rents due from any subtenant or other tenant and apply such rents to the Base Rent and other amounts due hereunder without in any way affecting Lessee's obligation to Lessor hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

                           (iii)  Acceleration  of Rent.  Lessor may declare the
net present value (at the rate of 7% per year) of the Base Rent and all other charges, payments, costs, and expenses payable by Lessee for the entire balance of the then current Term immediately due and payable, as though such amounts were payable in advance on the date the Event of Default occurred.

                           (iv)  Removal of Contents by Lessor.  With respect to
any portion of the Leased Premises which is vacant or which is physically occupied by Lessee, Lessor may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee, without service of notice or resort to legal process (all of which Lessee expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

                           (v) Survival of Lessee's  Obligations.  No expiration
or termination of this Lease and no repossession of the Leased Premises or any part thereof pursuant to this Section 12(b) of this Lease shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession, and Lessor may, at its option, sue for and collect all Base Rent and other charges due hereunder at any time as when such charges accrue.

                           (vi) Not Exclusive  Right.  No right or remedy herein
conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

                           (vii)  Lessor  shall use its good  faith  efforts  to
relet the Leased Premises and mitigate damages arising from an Event of Default.

                           (viii)  Expenses.  In the event that Lessor commences
suit for the repossession of the Leased Premises, for the recovery of Base Rent or any other amount due under the provisions of this Lease, or Lessor or Lessee commences suit because of the breach of any covenant herein contained on the part of the other to be kept or performed, and a breach shall be established, by final court order or decree after exhaustion of all rights of appeal, or by settlement agreement entered with such court, the breaching party shall pay to the other all reasonable expenses incurred in connection therewith, including reasonable attorneys' fees.

         13. Condemnation.

                  (a) If the whole of the Leased Premises shall be taken by condemnation or right of eminent domain, then the term of this Lease shall cease as of the day possession shall be so taken as if such date were the date originally fixed herein for termination of this Lease, and any unaccrued, prepaid rent or other charges paid by Lessee attributable to a period after such date shall be refunded to Lessee.

                  (b) If less than all but so much of the Leased Premises as to render the balance unsuitable for use by Lessee for the purposes for which the Leased Premises are being used by Lessee, as determined by Lessee in its reasonable discretion, shall be taken by condemnation or right of eminent domain, then the term of this Lease shall likewise cease as of the day possession shall be so taken with the same consequences specified in Section 13(a).

                  (c) If only a portion of the Leased Premises shall be taken by condemnation or right of eminent domain and this Lease is not terminated under the provisions of Section 13(b), this Lease shall continue in effect notwithstanding such taking in accordance with and subject to the other terms and provisions hereof, in which even the Base Rent and other amounts payable by Lessee for each month of the term of this Lease ensuing after the date of such taking shall be reduced according to the nature, extent and effect of such taking upon the operations of Lessee.

                  (d) All damages and amounts awarded for taking by condemnation or right of eminent domain, whether for the whole or a part of the Leased Premises, shall belong to and be the sole property of Lessor (whether such damages or amounts shall be awarded as compensation for taking of or diminution in value of the leasehold or the fee of the Leased Premises); provided, however, that Lessee shall be entitled to receive and retain any amount which may be specifically awarded to it in such proceedings for business interruption and/or relocation costs or loss of its trade fixtures or other personal property belonging to Lessee on the Leased Premises, provided, further, that in the event Lessee is able and does recover in such condemnation proceedings an award of damages to Lessee for the value of Lessee's leasehold estate under this Lease over and above the full value of the land, building and fixtures and all other improvements and property belonging to Lessor which may be so taken (all of which is to be paid to Lessor) and without in any way reducing the amount of the award which would have been recovered by Lessor if this Lease were not in existence, then Lessee shall be entitled to receive and retain such additional award of damages.

         14. Notices and Demands.

                  Any and all notices or demands which shall be required or permitted by law or any of the provisions of this Lease must be in writing to be effective and, if the same are to be served upon Lessor, shall be either personally delivered to Lessor or mailed by first class registered mail, postage and fees prepaid and return receipt requested or by a nationally recognized overnight courier service providing proof of delivery, addressed to Lessor at:

                      Carl Massaro
                      1511 Casey Key Drive
                      Punta Gorda, Florida 33950

with a copy to its counsel:

                      McCausland, Keen & Buckman
                      Radnor Court, Suite 160
                      259 Radnor-Chester Road
                      Radnor, PA 19087-5240
                      Attention:  Marc S. Maser, Esquire
                      Fax No.: (610) 341-1099
or at such other address as Lessor may from time to time designate by notice in writing to Lessee.

         If such notices or demands are to be served on Lessee, such notices or demands shall be delivered to Lessee by facsimile with a hard copy to be sent out the same day by a nationally recognized overnight courier service providing proof of delivery, addressed to Lessee at:

                      Ajax Manufacturing Company
                      321 Valley Road
                      Hillsborough Township, NJ 08876-4056
                      Attention: President & Secretary
                      Fax No. (908) 369-5415

with a copy to its counsel:

                      Phillips Nizer Benjamin Krim & Ballon, LLP
                      666 Fifth Avenue
                      New York, NY 10103-0084
                      Attention: Vincent J. McGill, Esquire
                      Fax No.: (212) 262-5152

or at such other address as Lessee may from time to time designate by notice in writing to Lessor.

                  Notices and demands shall be deemed given upon the actual date and delivery, whether or not delivery is refused.

         15. Subordination.

                  It is expressly stipulated and agreed that this Lease is and shall be at all times subject and subordinate to the lien of any and all Mortgages (as defined below) now or hereafter encumbering the Leased Premises given to secure existing or future indebtedness of Lessor, and to all renewals, modifications, replacements and extensions of such Mortgages, provided, however, that the subordination herein contained shall not be effective with respect to any future Mortgage unless the holder of such Mortgage ("Mortgagee") shall execute and deliver a subordination, non-disturbance and attornment agreement, in Mortgagee's customary form, providing that, in the event the Mortgage shall be foreclosed or the Mortgage shall accept a deed in lieu thereof (either of which event shall be a "Foreclosure"), then so long as Lessee shall not then be in Default beyond any cure period provided herein and so long as Lessee shall attorn to the Mortgagee or purchaser upon Foreclosure, (a) this Lease shall not terminate, nor shall any of Lessee's rights hereunder (including but not limited to Lessee's rights under Section 20 hereof) be abrogated, reduced or otherwise adversely affected, by reason of such Foreclosure, (b) Lessee's possession of the Leased Premises shall not be disturbed, and (c) the Mortgagee or its successors or its assigns shall agree to perform the obligations of Lessor which accrue subsequent to the passage of title thereto. Lessee agrees, at any time, and from time to time, upon request of Lessor to execute and deliver proper recordable agreements submitted by Lessor confirming the foregoing subordination and non-disturbance agreement with respect to any such Mortgage. As used in this section, the term "Mortgage" shall mean any mortgage, deed to secure debt, deed of trust, trust deed, ground lease or other collateral conveyance of, or lien or encumbrance against this Lease and/or the Leased Premises.

         16. Binding Effect: Assignment and Subletting.

                  This Lease shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. In this connection, however, it is understood that Lessee does not have the right (without the advance written consent of Lessor) to assign this Lease or sublease the Leased Premises, in whole or in part, and any attempted assignment or sublease without such consent of Lessor is and shall be prohibited and void; provided, that Lessor's consent shall not be required respecting an assignment by Lessee to any entity controlling, controlled by or under common control with Leasee. If Lessee hereafter assigns or subleases its rights hereunder as permitted herein, Lessee shall, nevertheless, be and remain fully responsible and liable for the full performance of Lessee's obligations hereunder, including without limitation the payment of all Base Rent and other sums payable hereunder. Consent by Lessor to any assignment or sublease shall not waive the necessity for Lessor's consent to any subsequent assignment or sublease.

         17. Surrender on Expiration of Term and Holding Over.

                  (a) Lessee agrees that at the expiration of the term of this Lease, or the earlier termination thereof, unless Lessee shall have purchased the Leased Premises under Section 20, possession of the Leased Premises will be surrendered to Lessor in good condition and repair, with all of Lessee's personal property removed, ordinary wear and tear and damage by fire or other casualty excepted.

                  (b) In case of holding over by Lessee after the termination of this Lease, however such termination shall be brought about, Lessee shall pay rent for each calendar month or portion thereof after the termination of this Lease at 150% of the rate provided herein for the month prior to such termination. No holding over by Lessee after the term of this Lease, either with or without the acquiescence of Lessor, shall operate to extend this Lease for a period or periods longer than from month to month.

         18. Representations, Warranties and Covenants.

                  (a) Lessor has the right, power and authority to enter into this Lease and to perform Lessor's obligations hereunder, and no joinder by any other party and no approvals or consents of any other persons, entities or governmental authorities are necessary or required in order for this Lease to be valid and binding upon Lessor in accordance with its terms. Lessor further represents, warrants and agrees that from the date hereof through the expiration of the Purchase Option contained herein, Lessor shall not suffer or permit the imposition of any lien or encumbrance on the Leased Premises without Lessee's prior written consent other than a Mortgage (as defined in Section 15) or any lien or encumbrance which may attach by reason of a breach by Lessee of any term hereunder.

                  (b) Lessee represents, warrants and agrees that: (i) Lessee has the right, power and authority to enter into this Lease and to perform Lessee's obligations hereunder, and no joinder by any other party and no approvals or consents of any other persons are necessary in order for this Lease to be valid and binding upon Lessee in accordance with its terms; (ii) Lessee shall, at

Lessee's sole cost and expense, comply with the lawful requirements of all applicable governmental authorities having jurisdiction over the Lease Premises; and (iii) Lessee shall, at its sole cost and expense, be responsible for obtaining all necessary permits, licenses, use registration permits and zoning approvals necessary for Lessee's use and operation of the Leased Premises.

         19. Transfer of Lessor's Interest. In the event of any transfer of Lessor's interest in the Leased Premises, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of the Lessor accruing from and after the date of such transfer.

         20. Option to Purchase. Provided that (i) this Lease is then in effect,
(ii) Lessee is not in default hereunder and (iii) the Maker of that certain promissory note and security agreement delivered by Lessee (as Maker and Debtor) to Lessor pursuant to Section __ of the Purchase Agreement, is not then in default as to any monetary or nonmonetary obligations thereunder, Lessee may elect to purchase the Leased Premises from Lessor during the Initial Term, upon the following terms, covenants and conditions:

                  (a) Notice of Election to Purchase. If Lessee elects to exercise its option to purchase the Leased Premises, Lessee shall so notify (a "Purchase Notice") at least ninety (90) days prior to the last day of the Initial Term. The Purchase Notice shall contain a settlement date, which date shall be no later than ninety (90) days following the date of the Purchase Notice (the "Closing Date"). Lessee's failure to deliver the Purchase Notice within the


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

time period specified herein shall be deemed a relinquishment of Lessee's option to purchase the Leased Premises.

                  (b) Purchase Price. The purchase price of the Leased Premises shall be $6,500,000.00 and shall be payable in cash at Closing by wire transfer.

                  (c) Closing.  Closing shall take place in accordance with this
Section 20 on the Closing Date at a time and place reasonably agreeable to the parties. Time shall be of the essence. The Leased Premises shall be conveyed by warranty deed. All documentary stamps, recording charges and/or transfer taxes imposed by any governmental body shall be borne equally by Lessor and Lessee. All title, survey and customary buyer's closing costs shall be borne by Lessee.

                  (d) Title. The Leased Premises shall be conveyed free and clear of all liens, restrictions, encumbrances, and easements, except for building and zoning ordinances, taxes not then due and payable, governmental regulations affecting the Leased Premises, liens and encumbrances caused soley by Lessee's use and occupancy of the Leased Premises and restrictions and easements of record that are shown on the List of Permitted Exceptions attached hereto as Exhibit "B" and that do not materially interfere with the use of the Leased Premises in the manner in which the Leased Premises are then being used by Lessee. Title to the Leased Premises shall be good, marketable and insurable as such by a reputable title insurance company licensed to do business in the State of New Jersey at Lessee's expense. If Lessor is unable to give good and marketable title on the Closing Date as required in this Section 20, Lessee may elect to terminate its commitment to purchase the Leased Premises (provided Lessee has given Lessor notice of all title objections on or before the date which is thirty (30) days after the date of the Purchase Notice), or may purchase the Leased Premises with such title as Lessor is able to give with no reduction in the purchase price, unless Lessor's inability to give title as required in this Section 20(d) is due to liens or other title objections reasonably ascertainable in amount. In this event, Lessee shall have the option of taking such defective title with a deduction from the purchase price equal to the cost of satisfying said liens or other objections. In the event that Lessee elects to terminate its commitment to purchase the Leased Premises as the result of Lessor's inability to convey title in accordance with this Section 20(d), neither party shall have any further liability or obligation to the other under this Section 20. From and after the date of Lessee's Purchase Notice, Lessor shall not further encumber or impair title to the Leased Premises.

                  (e) Condition of Property. In the event all or a portion of the Leased Premises shall be damaged by fire or other casualty or all or a portion of the Leased Premises shall be condemned after the date of Lessee's Purchase Notice Lessee may, within thirty (30) days after receipt of notice thereof and by notice to Lessor, either revoke its Purchase Notice or proceed to purchase the Leased Premises with no reduction in the purchase price, in which latter event all casualty insurance proceeds and claims thereto and any condemnation awards shall be paid and/or assigned to Lessee at closing.

                  (f) Termination of Lease Agreement. Upon the completion of the purchase and sale of the Leased Premises in accordance with this Section 20, this Lease shall terminate.

                  (g) Recording of Lease Agreement. Lessee may record a notice or memorandum of this Lease in the appropriate recording office in the County of Somerset, New Jersey.

         21. General.

                  (a) This Lease is to be governed by the laws of the State of New Jersey. No waiver by either party of its rights to enforce any provision hereof after any default on the part of the other party shall be deemed a waiver of its rights to enforce each and all of the provisions hereof upon any further or other defaults on the part of such other party.

                  (b) This Lease and the covenants and agreements set forth herein and therein are and shall constitute the entire agreement between the parties with respect to the subject matter hereof. Each party to this Lease hereby acknowledges and agrees that the other party has made no warranties, representations, covenants or agreements, express or implied, to such party other than those expressly set forth herein and that each party, in entering into and executing this Lease, has relied upon no warranties, representations, covenants and agreements other than those expressly set forth herein.

                  (c) The captions of the various paragraphs of this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

                  (d) In the event any covenant, condition or provision herein contained is held to be invalid or unenforceable in whole or in part or as to any person or circumstance by final judgment of any court of competent jurisdiction, the extent of such invalidity or unenforceability shall not in any way affect the balance of such covenant, condition or provision, the application of such covenant, condition or provision to persons or circumstances as to which it is not invalid or unenforceable, or any other covenants, conditions or provisions herein contained.

                  (e) Each of the parties represents and warrants that there are no rights or claims for brokerage commissions or finder's fees in connection with the execution of this Lease (including any purchase of the Leased Premises by Lessee), and each of the parties agrees to indemnify the other against, and hold the other harmless from, all liabilities arising from any such rights or claims asserted through it, such obligation to survive the termination of this Lease and/or any such purchase.

                  (f) This Lease may not be altered, waived, amended or extend except by an instrument in writing signed by Lessor and Lessee.

                  (g) The time for the performance of all of the covenants, conditions and agreements of this Lease is of the essence of this Lease.

                  (h) Neither party shall be required to perform any covenant or obligation in this Lease, or be liable in damages to the other, so long as the performance or nonperformance of the covenant or obligation is delayed, caused or prevented by force majeure (as hereinafter defined). "Force majeure" is defined for purposes of this Section as strikes, lock-outs, sit downs, material or labor restrictions or any delay caused by any governmental authority, unusual transportation delays, riots, floods, wash-outs, explosions, earthquakes, fire storms, weather (including wet ground or inclement weather which prevents construction) acts of the public enemy, war, insurrection, and/or any other cause not reasonably within the control of such party.

                  (i) If Lessor shall fail to perform any covenant, term or condition of this Lease upon Lessor's part to perform and, as the consequences such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the Leased Premises or out of rents or other income from the Leased Premises receivable by Lessor or out of the consideration received by Lessor from the sale or other disposition of all or any part of the Lessor's right, title and interest in the Leased Premises, and Lessor shall not be personally liable for any deficiency. The covenants in this Lease shall run with the Leased Premises and all personal liability of the present Lessor shall cease in the event of sale or transfer of his interest.

                  (j) Accord and Satisfaction. No payment by Lessee or receipt by Lessor of a lesser amount than the rents herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         22. Disposal of Lessee's Property. Notwithstanding any agreement, understanding or acknowledgment contained in this Lease or in any other document to the contrary, including a certain management letter delivered by Lessee to BDO Seidman & Co. ("BDO"), dated June 3, 1997, as updated by letter from Lessee to BDO dated August __, 1997, Lessee shall be and remain solely responsible for the disposal of any of its property.

         IN WITNESS WHEREOF, this instrument is executed in duplicate originals as of the ______ day of _____________, 1997.

                                                AJAX MANUFACTURING COMPANY

                                                By:  ________________________
                                                     Name
                                                     Title

                                                ______________________________
                                                CARL MASSARO

                                    Guaranty

         For good and value consideration, the receipt of which is acknowledged by the undersigned, and intending to be legally bound hereby, the undersigned agrees under seal that payment of any amounts due and owing hereunder by Lessee shall be guaranteed by the undersigned in the event that Lessee fails to pay any such amount when due under the terms of this Lease.

                                                STANDARD AUTOMOTIVE CORPORATION

                                                BY: ____________________________
                                                     Name
                                                     Title

                                   EXHIBIT "A"

                         Description of Leased Premises

                       [MUST BE SUPPLIED PRIOR TO CLOSING]

                                   EXHIBIT "B"

                              Permitted Exceptions

                       [MUST BE SUPPLIED PRIOR TO CLOSING]

                                       43